SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                         AUGUST 3, 2000


                   DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



  Colorado                   0-16203                  84-1060803
(State of                  Commission             (I.R.S. Employer
Incorporation)              File No.              Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                           80202
 (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (303) 293-9133


ITEM 5.   OTHER EVENTS

     Delta Petroleum Corporation ("Delta" or the "Company") has entered into a letter agreement with unrelated entities giving Delta an option to purchase producing oil and gas properties along with an associated operating entity for $48,000,000. If Delta elects to exercise the option, Delta must make a deposit in a combination of $500,000 cash plus restricted stock equal to 5% of the purchase price on September 1, 2000 and will be required to close and pay the remainder by November 1, 2000. The oil and gas properties are located in eight counties in West Texas and Southeastern New Mexico and include approximately 650 producing wells. Delta is in the process of due diligence evaluation of the properties. Although Delta is in negotiations relating to financing for the acquisition there is no assurance that it will secure the necessary financing or that it will elect to exercise the option.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               None.


      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)

Date:  August 3, 2000        By:   s/Aleron H.  Larson, Jr.
                                     Aleron H. Larson, Jr.
                                        Chairman/C.E.O.


                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan  of  Acquisition,  Reorganization, Arrangement,
     Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4)  Instruments   Defining  the  Rights  of  Security   Holders,
     including Indentures.  Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published  Report Regarding Matters Submitted  to  Vote  of
     Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.